Exhibit 32
CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Lesaka Technologies,

Inc. (“Lesaka”) on Form 10-K for the year

ended June 30,
2024,

as

filed

with

the

Securities

and

Exchange

Commission

on

the

date

hereof

(the

“Report”),

Ali

Mazanderani

and

Naeem

E.
Kola, Executive

Chairman and

Chief Financial

Officer,

respectively,

of Lesaka,

certify,

pursuant

to 18

U.S.C. § 1350, that

to their
knowledge:

1.

The

Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange

Act of
1934, as amended;

and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results
of operations of Lesaka.

Date: September 11, 2024
/ s/: Ali Mazanderani

Name: Ali Mazanderani

Executive Chairman

Date: September 11, 2024 /s/: Naeem E. Kola

Name: Naeem E. Kola

Chief Financial Officer